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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Mothers Work, Inc. (the "Company") on Form 10-K for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward M. Krell, Chief Operating Officer & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD M. KRELL Edward M. Krell Chief Operating Officer & Chief Financial Officer December 14, 2007

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  Exhibit 32.2